Exhibit 10.15

ELECTRONICS FOR IMAGING, INC.

2004 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

THIS RESTRICTED STOCK AWARD AGREEMENT (this “Award Agreement”) is dated as of ________, 20__ (the “Agreement Date”) by and between Electronics for Imaging, Inc., a Delaware corporation (the “Corporation”) and _______________ (the “Participant”).

WITNESSETH

WHEREAS, pursuant to the Electronics for Imaging, Inc. 2004 Equity Incentive Plan (the “Plan”), the Corporation hereby grants to the Participant, effective as of the date hereof (the “Award Date”), a restricted stock award (the “Award”), upon the terms and conditions set forth herein and in the Plan; and

NOW THEREFORE, in consideration of services rendered and to be rendered by the Participant, and the mutual promises made herein and the mutual benefits to be derived therefrom, the parties agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such terms in the Plan.

2. Grant; Purchase Price. Subject to the terms of this Award Agreement, the Corporation hereby issues to the Participant an Award with respect to an aggregate of _____________ restricted shares of Common Stock of the Corporation (the “Restricted Stock”) in consideration for services rendered, with a Fair Market Value per share equal to $_________ (the “Purchase Price”).

3. Vesting. Subject to Section 8 below, the Restricted Stock shall vest, and restrictions (other than those set forth in Section 8(b) of the Plan) shall lapse as follows:

[Subject to the terms of this Award Agreement, and continued satisfactory performance of ______________, the Award shall vest, and restrictions (other than those set forth in Section 8(b) of the Plan) shall lapse, as follows: ______% of the Award shall be vested as of _____________, and _____% shall vest yearly thereafter, with all shares vesting as of _____________.]

[So long as the Corporation achieves at least ___% of the performance plan (the “Performance Target”) for the fiscal year prior to each Vesting Date, the restrictions on vesting shall lapse according to the following schedule and dates (each date below, a “Vesting Date”): (i) after _______ the Performance Target, _____% of the Restricted Stock shall vest on ________ of the following year, (iii) after _______ the Performance Target, __% of the Restricted Stock shall vest on _______ of the following year, and (ii) after _______ the Performance Target, _____% of the Restricted Stock shall vest on ____________ of the following year and (iv) after _________ the Performance Target, the remaining 25% of the Restricted Stock shall vest on _________ of the following year. To the extent that vesting has been deferred because the

Corporation had not met the Performance Target applicable for such fiscal year, upon the achievement of the Performance Target, the shares shall vest on __________ of the following year as if the Corporation had achieved the Performance Target since the _____ fiscal year. This approach will continue up to the year ___, when, the restrictions on vesting will lift with respect to __% of the Restricted Stock on _____________.]

4. Continuance of Employment. The vesting schedule requires continued employment or service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Partial employment or service (in this case, Partial employment refers to termination of employment or service, then returning in some capacity. In other words, vesting is not terminated in the case of a part-time employee who remains continuously employed throughout the vesting schedule), even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or services as provided in Section 8 below or under the Plan.

Nothing contained in this Award Agreement or the Plan constitutes an employment or service commitment by the Corporation, affects the Participant’s status as an employee at will who is subject to termination without cause, confers upon the Participant any right to remain employed by or in service to the Corporation or any Affiliate, interferes in any way with the right of the Corporation or any Affiliate at any time to terminate such employment or services, or affects the right of the Corporation or any Affiliate to increase or decrease the Participant’s other compensation or benefits. Nothing in this paragraph, however, is intended to adversely affect any independent contractual right of the Participant without his or her consent thereto.

4. Dividend and Voting Rights. After the Award Date, the Participant shall be entitled to cash dividends and voting rights with respect to the shares of Restricted Stock subject to the Award even though such shares are not vested and the restrictions with regard to such shares have not lifted, provided that such rights shall terminate immediately as to any shares of Restricted Stock that are forfeited pursuant to Section 7.

5. Restrictions on Transfer. Prior to the time that they have become vested pursuant to Section 3, neither the Restricted Stock, nor any interest therein, amount payable in respect thereof, or Restricted Property (as defined in Section 8 hereof) may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily. The transfer restrictions in the preceding sentence shall not apply to (a) transfers to the Corporation, or (b) transfers by will or the laws of descent and distribution.

6. Stock Certificates.

(a) Book Entry Form. The Corporation shall issue the shares of Restricted Stock subject to the Award either: (a) in certificate form as provided in Section 7(b) below; or (b) in book entry form, registered in the name of the Participant with notations regarding the applicable restrictions on transfer imposed under this Award Agreement.

(b) Certificates to be Held by Corporation; Legend. Any certificates representing shares of Restricted Stock that may be delivered to the Participant by the Corporation prior to vesting shall be redelivered to the Corporation to be held by the Corporation until the restrictions on such shares shall have lapsed and the shares shall thereby have become vested or the shares represented thereby have been forfeited hereunder. Such certificates shall bear the following legend:

“The ownership of this certificate and the shares of stock evidenced hereby and any interest therein are subject to substantial restrictions on transfer under an Agreement entered into between the registered owner and Electronics for Imaging, Inc. A copy of such Agreement is on file in the office of the Secretary of Electronics for Imaging, Inc.”

(c) Delivery of Certificates Upon Vesting. Promptly after the vesting of any shares of Restricted Stock pursuant to Section 3, the Corporation shall, as applicable, either remove the notations on any shares of Restricted Stock issued in book entry form which have vested or deliver to the Participant a certificate or certificates evidencing the number of shares of Restricted Stock which have vested (or, in either case, such lesser number of shares as may be permitted pursuant to Section 10(f) of the Plan). The Participant (or the beneficiary or personal representative of the Participant in the event of the Participant’s death or incapacity, as the case may be) shall deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8(b) of the Plan. The shares so delivered shall no longer be restricted shares hereunder.

(d) Stock Power; Power of Attorney. Concurrent with the execution and delivery of this Award Agreement, the Participant shall deliver to the Corporation an executed stock power in the form attached hereto as Exhibit B, in blank, with respect to such shares. The Participant, by acceptance of the Award, shall be deemed to appoint, and does so appoint by execution of this Award Agreement, the Corporation and each of its authorized representatives as the Participant’s attorney(s)-in-fact to effect any transfer of unvested forfeited shares (or shares otherwise reacquired by the Corporation hereunder) to the Corporation as may be required pursuant to the Plan or this Award Agreement and to execute such documents as the Corporation or such representatives deem necessary or advisable in connection with any such transfer.

7. Effect of Termination of Employment.

(a) Forfeiture after Certain Events. Except as provided in Section 11(c) of the Plan and Section 8 hereof, the Participant’s shares of Restricted Stock shall be forfeited to the extent such shares have not become vested upon the date the Participant is no longer employed by the Corporation or any of its Affiliates for any reason, whether with or without cause, voluntarily or involuntarily. If the Participant is employed by an Affiliate and that entity ceases to be an Affiliate, such event shall be deemed to be a termination of employment of the Participant for purposes of this Award Agreement, unless the Participant otherwise continues to be employed by the Corporation or another of its Affiliates following such event.

(b) Repurchase of Shares. Upon the occurrence of any forfeiture of shares of Restricted Stock hereunder, the Corporation may, but is not required to, repurchase such unvested, forfeited shares and related Restricted Property (the “Repurchase Right”). The per

share price to be paid by the Corporation in settlement of its Repurchase Right for such unvested, forfeited shares (and any related Restricted Property) shall equal the lesser of (1) the Fair Market Value of a share of Common Stock as of the date of the repurchase and (2) the original Purchase Price for such share (subject to adjustment as provided in Section 11(a) of the Plan). The Corporation may exercise its powers under Section 6(d) hereof and take any other action necessary or advisable to evidence such transfer. The Participant, or the Participant’s beneficiary or personal representative, as the case may be, shall deliver any additional documents of transfer that the Corporation may request to confirm the transfer of such unvested, forfeited shares and related Restricted Property to the Corporation.

8. Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 11(a) of the Plan, the Committee shall make adjustments if appropriate in the number and kind of securities that may become vested under an Award. If any adjustment shall be made under Section 11(a) of the Plan or an event described in Section 11(c) of the Plan shall occur and the shares of Restricted Stock are not fully vested upon such event or prior thereto, the restrictions applicable to such shares of Restricted Stock shall continue in effect with respect to any consideration or other securities (the “Restricted Property” and, for the purposes of this Award Agreement, “Restricted Stock” shall include “Restricted Property”, unless the context otherwise requires) received in respect of such Restricted Stock. Such Restricted Property shall vest at such times and in such proportion as the shares of Restricted Stock to which the Restricted Property is attributable vest, or would have vested pursuant to the terms hereof if such shares of Restricted Stock had remained outstanding. To the extent that the Restricted Property includes any cash (other than regular cash dividends provided for in Section 4 hereof), such cash shall be invested, pursuant to policies established by the Committee, in interest bearing, FDIC-insured (subject to applicable insurance limits) deposits of a depository institution selected by the Committee, the earnings on which shall be added to and become a part of the Restricted Property.

9. Tax Withholding. The Corporation (or any of its Affiliates last employing the Participant) shall be entitled to require a cash payment by or on behalf of the Participant and/or to deduct from other compensation payable to the Participant any sums required by federal, state or local tax law to be withheld with respect to the vesting of any Restricted Stock. Concurrent with the execution and delivery of this Award Agreement, the Participant shall deliver to the Corporation an executed election form attached hereto as Exhibit C with respect to such shares. If an 83(b) election is made, tax withholding is required at that time and not at vesting. PARTICIPANT HEREBY ASSUMES ALL RESPONSIBILITY FOR FILING SUCH ELECTION AND PAYING ANY TAXES RESULTING FROM SUCH ELECTION OR FROM FAILURE TO FILE THE ELECTION AND PAYING TAXES RESULTING FROM THE LAPSE OF THE REPURCHASE RESTRICTIONS ON THE UNVESTED SHARES.

PARTICIPANT UNDERSTANDS THAT PARTICIPANT MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF PARTICIPANT’S PURCHASE OR DISPOSITION OF THE SHARES. PARTICIPANT REPRESENTS (i) THAT PARTICIPANT HAS CONSULTED WITH A TAX ADVISER THAT PARTICIPANT DEEMS ADVISABLE IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE SHARES AND (ii) THAT PARTICIPANT IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

10. Notices. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Participant at the Participant’s last address reflected on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Participant is no longer an employee of the Corporation or one of its Affiliates, shall be deemed to have been duly given by the Corporation when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

11. Plan. The Award and all rights of the Participant under this Award Agreement are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by reference. In the event of a conflict or inconsistency between the terms and conditions of this Award Agreement and of the Plan, the terms and conditions of the Plan shall govern. The Participant agrees to be bound by the terms of the Plan and this Award Agreement. The Participant acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement. Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Participant unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.

12. Entire Agreement. Subject to the terms contained in the participant’s Employment Agreement with the Corporation, this Award Agreement and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement may be amended pursuant to Section 12(a) of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Participant hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

13. Counterparts. This Award Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14. Section Headings. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

15. Governing Law. This Award Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder.

IN WITNESS WHEREOF, the Corporation has caused this Award Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

ELECTRONICS FOR IMAGING, INC., a Delaware corporation

By:

Print Name:

Its:

PARTICIPANT

Signature

Print Name

CONSENT OF SPOUSE

In consideration of the execution of the foregoing Restricted Stock Award Agreement by Electronics for Imaging, Inc., I, _____________________________, the spouse of the Participant therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Award Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

Dated: _____________,

Signature of Spouse

Print Name

EXHIBIT B

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Award Agreement between Electronics for Imaging, Inc., a Delaware corporation (the “Corporation”), and the individual named below (the “Individual”) dated as of _____________, the Individual, hereby sells, assigns and transfers to the Corporation, an aggregate ________ shares of Common Stock of the Corporation, standing in the Individual’s name on the books of the Corporation and represented by stock certificate number(s) _____________________________________________ to which this instrument is attached, and hereby irrevocably constitutes and appoints _____________________________________________________ as his or her attorney in fact and agent to transfer such shares on the books of the Corporation, with full power of substitution in the premises.

Dated _____________, ________

Signature

Print Name

(Instruction: Please do not fill in any blanks other than the signature line. The purpose of the assignment is to enable the Corporation to exercise its sale/purchase option set forth in the Restricted Stock Award Agreement without requiring additional signatures on the part of the Individual.)

EXHIBIT C

ELECTION FORM

I choose to make an 83(b) election and pay for the taxes owed on my Restricted Stock on the date of grant [yes/no].

I choose to pay for the taxes owed on my Restricted Stock on the date that they vest with a cash payment to the Company on such date [yes/no].

I choose to pay for the taxes owed on my Restricted Stock on the date that they vest with a sell to cover [yes/no].

Signature

Print Name

[NOTE: THIS ELECTION FORM IS FOR USE BY THE CORPORATION ONLY. IN ORDER TO FILE AN EFFECTIVE 83(B) ELECTION WITH THE IRS, PARTICIPANT SHOULD COMPLETE AN 83(B) ELECTION WHICH COMPLIES WITH THE INTERNAL REVENUE CODE REQUIREMENTS AND FILE SUCH ELECTION ACCORDING TO THE TERMS AND RESTRICTIONS SET FORTH BY THE IRS, INCLUDING WITHOUT LIMITATION THE DEADLINE TO FILE SUCH ELECTION.]